Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
December, 1997

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.43%
     December, 1997  6.30%
     November, 1997  5.76%
     October, 1997  7.22%



Cash Yield                                              18.51%


Investor Charge Offs                                    4.81%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.35%


Seller's Interest                                       23.61%


Total Payment Rate                                      10.33%


Total Principal Balance                                $5,623,463,908.63


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,327,630,575.35